UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 16, 2007

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Wilshire Boulevard Suite 700 Santa Monica, California		90401
(Address of Principal Executive Offices)		(Zip Code)

(310) 394-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02.                                          Unregistered Sales of Equity Securities.

Item 8.01.                                          Other Events.

On March 16, 2007, The Macerich Company (the “Company”) issued $950 million aggregate principal amount of 3.25% convertible senior notes due 2012 (the “Notes”).  The Notes were issued pursuant to an indenture (the “Indenture”), dated as of March 16, 2007, among the Company, The Macerich Partnership, L.P. and Deutsche Bank Trust Company Americas, as indenture trustee.  The Notes are senior unsecured obligations of the Company and are guaranteed by its operating partnership, The Macerich Partnership, L.P.  The Notes will pay interest semiannually at a rate of 3.25% per annum and mature on March 15, 2012.  Prior to the close of business on the business day prior to December 15, 2011, upon the occurrence of specified events, the Notes will be convertible at the option of the holder into cash, shares of the common stock of the Company or a combination of cash and shares of the common stock of the Company, at the election of the Company, at an initial conversion rate of 8.9702 shares per $1,000 principal amount of Notes.  The initial conversion price of approximately $111.48 represents a 20% premium to the closing price of the Company’s common stock on March 12, 2007.  On and after December 15, 2011, the Notes will be convertible at any time prior to the close of business on the second business day preceding the maturity date of the notes at the option of the holder into cash, shares of common stock of the Company or a combination of cash and shares of common stock of the Company, at the election of the Company, at the initial conversion rate.  The initial conversion rate is subject to adjustment in certain circumstances.  The Notes will not be redeemable at the Company’s option, except to preserve the Company’s status as a real estate investment trust.  In that case, the Company may redeem all of the Notes at a redemption price equal to the principal amount plus accrued and unpaid interest (including liquidated damages, if any) up to but not including the date of redemption.  Holders of the Notes will not have the right to require the Company to repurchase their Notes prior to maturity except in connection with the occurrence of certain fundamental change transactions.  The Notes may be accelerated upon an event of default as described in the Indenture, and will be accelerated upon bankruptcy, insolvency, appointment of a receiver and similar events with respect to the Company or a significant subsidiary.

In connection with the issuance of the Notes, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to file with the Securities and Exchange Commission within 90 days after the Notes were issued, and to use its reasonable best efforts to cause to become effective within 180 days after the Notes were issued, a shelf registration statement with respect to the resale of the Company’s shares of common stock issuable upon conversion of the Notes.  The registration statement will not register the resale of the Notes or the related guarantee.

In connection with the issuance of the Notes, the Company entered into capped call transactions with affiliates of the initial purchasers of the Notes (the “Capped Call Confirmations”).  The Capped Call Confirmations effectively increase the conversion price of the Notes to approximately $130.06, which represents a 40% premium to the March 12, 2007 closing price of $92.90 per common share of the Company.  The cost of the Capped Call Confirmations was approximately $59.85 million and is recorded as a charge in the stockholders equity section of the Company’s balance sheet.

The Company transferred approximately $870.15 million to The Macerich Partnership, L.P., which constitutes the net proceeds from the issuance of the Notes, after deducting discounts and offering expenses (which include the cost of the Capped Call Confirmations), pursuant to an Eleventh Amendment to the Amended and Restated Limited Partnership Agreement for The Macerich Partnership, L.P. (the “Amendment”).

The Company offered and sold the Notes and the related guarantee to the initial purchasers in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933 (the “Securities Act”). The initial purchasers then sold the Notes and the related guarantee to qualified institutional buyers in accordance with Rule 144A under the Securities Act.  The Notes, the related guarantee and the Company’s common stock issuable upon conversion of the Notes have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws.

Copies of the Indenture, the form of the Notes, the Registration Rights Agreement, the Capped Call Confirmations and the Amendment are included in this Form 8-K as exhibits hereto and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)          Exhibits

Item No.	Description
4.1	Indenture, dated as of March 16, 2007, among the Company, The Macerich Partnership, L.P. and Deutsche Bank Trust Company Americas (includes form of the Notes and Guarantee)
4.2	Registration Rights Agreement, dated as of March 16, 2007, among the Company, J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc.
10.1	Eleventh Amendment to the Amended and Restated Limited Partnership Agreement for The Macerich Partnership, L.P., dated as of March 16, 2007
99.1	Capped Call Confirmation dated as of March 12, 2007 by and among the Company, Deutsche Bank AG, London Branch and Deutsche Bank AG, New York Branch

99.2	Amendment to Capped Call Confirmation dated as of March 15, 2007, by and among the Company, Deutsche Bank AG, London Branch and Deutsche Bank AG, New York Branch
99.3	Capped Call Confirmation dated as of March 12, 2007 by and between the Company and JPMorgan Chase Bank, National Association
99.4	Amendment to Capped Call Confirmation dated as of March 15, 2007 by and between the Company and JPMorgan Chase Bank, National Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE MACERICH COMPANY
(Registrant)

		By:	/s/ THOMAS E. O’HERN
Date:	March 22, 2007		Thomas E. O’Hern
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Item No.	Description
4.1	Indenture, dated as of March 16, 2007, among the Company, The Macerich Partnership, L.P. and Deutsche Bank Trust Company Americas (includes form of the Notes and Guarantee)
4.2	Registration Rights Agreement, dated as of March 16, 2007, among the Company, J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc.
10.1	Eleventh Amendment to the Amended and Restated Limited Partnership Agreement for The Macerich Partnership, L.P., dated as of March 16, 2007
99.1	Capped Call Confirmation dated as of March 12, 2007 by and among the Company, Deutsche Bank AG, London Branch and Deutsche Bank AG, New York Branch
99.2	Amendment to Capped Call Confirmation dated as of March 15, 2007, by and among the Company, Deutsche Bank AG, London Branch and Deutsche Bank AG, New York Branch
99.3	Capped Call Confirmation dated as of March 12, 2007 by and between the Company and JPMorgan Chase Bank, National Association
99.4	Amendment to Capped Call Confirmation dated as of March 15, 2007 by and between the Company and JPMorgan Chase Bank, National Association